                                                                   EXHIBIT 10.47

                                                                   INITIAL GRANT


                          COLLATERAL THERAPEUTICS, INC.
                                 NOTICE OF GRANT
                       NON-EMPLOYEE DIRECTORS STOCK OPTION

         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Collateral Therapeutics, Inc. (the "Corporation"):


                  OPTIONEE:                        "Non-Employee Director"

                  GRANT DATE:                      "Grant Date"

                  EXERCISE PRICE:                  "FMV on Grant Date per share"

                  NUMBER OF OPTION SHARES:         "15,000 shares"

                  EXPIRATION DATE:                 "Expiration Date"

                  TYPE OF OPTION:                  "Non-Statutory Stock Option"

                  DATE EXERCISABLE:                "Immediately Exercisable"


                  VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares in a series of three (3) successive equal annual installments upon the Optionee's completion of each year of service as a member of the Corporation's Board of Directors (the "Board") over the three (3)-year period measured from the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Board service.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Non-Employee Directors option grant program under the Collateral Therapeutics, Inc. 1998 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement for Non-Employee Directors attached hereto as EXHIBIT A.

Collateral Therapeutics, Inc.
Notice of Grant of Non-Employee Director
Automatic Stock Option
Page 2


         Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as EXHIBIT B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

         REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

         NO IMPAIRMENT OF RIGHTS. Nothing in this Notice or the attached Stock Option Agreement for Non-Employee Directors or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement for Non-Employee Directors.


                                     COLLATERAL THERAPEUTICS, INC.


                                     By:

                                     Title:


                                     -----------------------------
                                     OPTIONEE

                                     Address:
                                             ---------------------

                                             ---------------------

ATTACHMENTS

EXHIBIT A - STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS

                                                                 RECURRING GRANT


                          COLLATERAL THERAPEUTICS, INC.
                                NOTICE OF GRANT
                       NON-EMPLOYEE DIRECTORS STOCK OPTION


         Notice is hereby given of the following option grant (the "Option") to purchase shares of the Common Stock of Collateral Therapeutics, Inc. (the "Corporation"):

                  OPTIONEE:                        "Non-Employee Director"

                  GRANT DATE:                      "Grant Date"

                  EXERCISE PRICE:                  "FMV on Grant Date per share"

                  NUMBER OF OPTION SHARES:         "5,000 shares"

                  EXPIRATION DATE:                 "Expiration Date"

                  TYPE OF OPTION:                  "Non-Statutory Stock Option"

                  DATE EXERCISABLE:                "Immediately Exercisable"


                  VESTING SCHEDULE: The Option Shares shall initially be unvested and subject to repurchase by the Corporation at the Exercise Price paid per share. Optionee shall acquire a vested interest in, and the Corporation's repurchase right shall accordingly lapse with respect to, the Option Shares upon the Optionee's completion of one (1) year of service as a member of the Corporation's Board of Directors (the "Board") measured from the Grant Date. In no event shall any additional Option Shares vest after Optionee's cessation of Board service.

         Optionee understands and agrees that the Option is granted subject to and in accordance with the terms of the Non-Employee Directors option grant program under the Collateral Therapeutics, Inc. 1998 Stock Incentive Plan (the "Plan"). Optionee further agrees to be bound by the terms of the Plan and the terms of the Option as set forth in the Stock Option Agreement for Non-Employee Directors attached hereto as EXHIBIT A.

Collateral Therapeutics, Inc.
Notice of Grant
Non-Employee Director Stock Option
Page 2


         Optionee hereby acknowledges receipt of a copy of the official prospectus for the Plan in the form attached hereto as EXHIBIT B. A copy of the Plan is available upon request made to the Corporate Secretary at the Corporation's principal offices.

         REPURCHASE RIGHT. OPTIONEE HEREBY AGREES THAT ALL UNVESTED OPTION SHARES ACQUIRED UPON THE EXERCISE OF THE OPTION SHALL BE SUBJECT TO A REPURCHASE RIGHT EXERCISABLE BY THE CORPORATION AND ITS ASSIGNS. THE TERMS OF SUCH RIGHT SHALL BE SPECIFIED IN A STOCK PURCHASE AGREEMENT, IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION, EXECUTED BY OPTIONEE AT THE TIME OF THE OPTION EXERCISE.

         NO IMPAIRMENT OF RIGHTS. Nothing in this Notice or the attached Stock Option Agreement for Non-Employee Directors or in the Plan shall interfere with or otherwise restrict in any way the rights of the Corporation and the Corporation's stockholders to remove Optionee from the Board at any time in accordance with the provisions of applicable law.

         DEFINITIONS. All capitalized terms in this Notice shall have the meaning assigned to them in this Notice or in the attached Stock Option Agreement for Non-Employee Directors.


                                     COLLATERAL THERAPEUTICS, INC.


                                     By:

                                     Title:


                                     -----------------------------
                                     OPTIONEE

                                     Address:
                                             ---------------------

                                             ---------------------


ATTACHMENTS

EXHIBIT A - STOCK OPTION AGREEMENT FOR NON-EMPLOYEE DIRECTORS
EXHIBIT B - PLAN SUMMARY AND PROSPECTUS